Capital Risk	12 Months Ended
Dec. 31, 2021
Disclosure Of Capital Risk Exposure [Abstract]
Capital Risk
Capital risk

Overview
Capital risk is the risk that we do not have an adequate amount or quality of capital to meet our internal business objectives, regulatory requirements and market expectations.
In this section, we set out how we are regulated. We explain how we manage capital on a standalone basis as a subsidiary in the Banco Santander group. We then analyse our capital resources and key capital ratios including our RWAs.
Key metrics CET1 capital ratio of 16.1% (2020: 15.4%) Total qualifying regulatory capital of £14.8bn (2020: £15.2bn)
THE SCOPE OF OUR CAPITAL ADEQUACY
Regulatory supervision
For capital purposes, we are subject to prudential supervision by the PRA, as a UK banking group, and by the European Central Bank (ECB) as part of the Banco Santander group. The ECB supervises Banco Santander as part of the Single Supervisory Mechanism (SSM). Although we are part of the Banco Santander group, we do not have a guarantee from our ultimate parent Banco Santander SA and we operate as a standalone subsidiary. As we are part of the UK sub-group that is regulated by the PRA, we have to meet the PRA capital requirements on a standalone basis. We also have to show the PRA that we can withstand capital stress tests without the support of our parent. Reinforcing our corporate governance framework, the PRA exercises oversight through its rules and regulations on the Board and senior management appointments. Santander UK Group Holdings plc is the holding company of Santander UK plc and is the head of the Santander UK group for regulatory capital and leverage purposes. Santander UK plc is the head of the ring-fenced bank sub-group and is subject to regulatory capital and leverage rules in relation to that sub-group.
Our basis of consolidation for our capital disclosures is substantially the same as for our Consolidated Financial Statements.
CAPITAL RISK MANAGEMENT
The Board is responsible for capital management strategy and policy and ensuring that we monitor and control our capital resources within regulatory and internal limits. We manage our funding and maintain capital adequacy on a standalone basis. We operate within the capital risk framework and appetite approved by our Board. This reflects the business environment we operate in, our strategy for each material risk and the potential impact of any adverse scenarios or stresses on our capital position.
Management of capital requirements (audited)
Our capital risk appetite aims to maintain capital levels appropriate to the level of stress applied, and the expected regulatory response. In:
–An adverse economic stress, which we might expect to occur once in 20 years, the firm should remain profitable and exceed all regulatory capital minimums at all times.
–A very severe economic stress, which we might expect to occur once in 100 years, and which has been designed to test any specific weaknesses of a firm’s business model, the firm should meet all regulatory capital minimums at all times. This is subject to the use of regulatory buffers designed to absorb losses in such a stress.
Management of capital resources (audited)
We use a mix of regulatory and EC ratios and limits, internal buffers and restrictions to manage our capital resources. We also take account of the costs of differing capital instruments and capital management techniques. We also use these to shape the best structure for our capital needs. We decide how to allocate our capital resources as part of our strategic planning process. We base this in part on the relative returns on capital using both EC and regulatory capital measures. We plan for severe stresses and we set out what action we would take if an extremely severe stress threatened our viability and solvency. This could include not paying dividends, selling assets, reducing our business and issuing more capital.
Risk measurement
We apply Banco Santander’s approach to capital measurement and risk management for CRD IV. Santander UK plc is classified as a significant subsidiary of Banco Santander SA. For more on the CRD IV risk measurement of our exposures, see Banco Santander’s Pillar 3 report.
Key metrics
The main metrics we use to measure capital risk are CET1 capital ratio and total capital ratio. We continue to be in excess of overall capital requirements, minimum leverage requirements and minimum requirements for own funds and eligible liabilities (MREL).
Stress testing
Each year we create a capital plan, as part of our ICAAP. We share our ICAAP with the PRA. The PRA then tells us how much capital (Pillar 2A), and of what quality, it thinks we should hold on top of our Pillar 1 requirements and buffer levels. We also develop a series of economic scenarios to stress test our capital needs and confirm that we have enough regulatory capital to meet our projected and stressed capital needs and to meet our obligations as they fall due. We augment our regulatory minimum capital with internal buffers. We hold buffers to ensure we have enough time to take action against unexpected movements.
Risk mitigation
We have designed our capital risk framework, policies and procedures to ensure that we operate within our Risk Appetite. We manage capital transferability between our subsidiaries in line with our business strategy, our risk and capital management policies, and UK laws and regulations. There are no legal restrictions on us moving capital resources promptly, or repaying liabilities, between the Company and its subsidiaries except for distributions between
Santander UK entities in the ring-fenced bank sub-group and Santander UK entities that are not members of the ring-fenced bank sub-group, where the PRA is required to assess the impact of proposed distribution prior to payment. For details on our Recovery framework in the event of a capital stress, see the risk mitigation section in the ‘Liquidity risk’ section.
At 31 December 2021, Santander UK plc (RFB), Cater Allen Limited and certain other non-regulated subsidiaries within the RFB were party to the RFB Sub-Group Capital Support Deed dated 13 November 2018. These parties were permitted by the PRA to form a core UK group as defined in the PRA Rulebook. Exposures of each of the regulated entities to other members of the core UK group were exempt from large exposure limits that would otherwise apply and intra-group exposures risk-weighted at 0% on a solo as well as consolidated basis. The purpose of the 2018 Deed was to facilitate the prompt transfer of available capital resources from, or repayment of liabilities by, the non-regulated parties to any of the regulated parties in the RFB Sub-Group in the event that one of the regulated parties breached or was at risk of breaching its capital resources or risk concentrations requirements.
A new RFB Sub-Group Capital Support Deed was entered into on 17 December 2021 and effective from 1 January 2022. This reflected the latest version of associated regulation and addition of two RFB subsidiaries including Santander ISA Managers Limited, an entity regulated by the FCA. The parties to the 2021 Deed were granted a new permission by the PRA to operate the RFB core UK group from 1 January 2022 to 31 December 2024, following expiry of the previous permission on 31 December 2021. Where applicable this also provides for intra-group exposures to be excluded from leverage exposure on a solo as well as consolidated basis.
Risk monitoring and reporting
We monitor and report regularly against our capital plan. We do this to identify any change in our business performance that might affect our capital. Each month, we also review the economic assumptions we use to create and stress test our capital plan. We do this to identify any potential reduction in our capital.
CAPITAL RISK REVIEW
Meeting evolving capital requirements
We target a CET1 management buffer of sufficient size to absorb volatility in CET1 deductions, capital supply and capital demand whilst remaining above the regulatory CET1 requirement. Distribution restrictions would be expected to be applied if we were unable to meet both our minimum requirement, which consists of the Pillar 1 minimum plus Pillar 2A, the CRD IV buffers consisting of the Capital Conservation Buffer (CCB), the Countercyclical Capital Buffer (CCyB), and the Other Systemically Important Institutions Buffer (O-SII).
Impact of IFRS 9 on regulatory capital
Our ECL methodology takes account of forward-looking data and covers a range of possible economic outcomes, and consequently provision movements may result in increased pro-cyclicality of risk-based capital and leverage ratios. However, the impact is currently mitigated by our surplus of IRB model regulatory expected losses over provisions for exposures using the IRB approach. For such exposures (which include residential mortgages) the adverse impact on CET1 capital of provision increases from reserve movements is offset by the related reduction of the negative CET1 capital adjustment for regulatory expected loss amounts. Furthermore, the UK CRR transitional rules for the capital impact of IFRS 9 mean that adverse CET1 effects from increases in ECL-based provisions from the level of such provisions at 1 January 2018 are partly reduced until the end of 2024.
We reflect projections of ECL provisions in our capital position forecasting under base case and stress scenarios for ICAAP and capital management purposes. We also consider the dynamics of ECL in how we assess, monitor and manage capital risk. A period of economic instability, such as that seen in early 2020 due to the impacts of the Covid-19 pandemic, could significantly impact our results and our financial assets. It could also impact the amount of capital we have to hold. We take into account the volatility of ECL in our capital planning strategy.
MREL recapitalisation
To date, we have down streamed £9.7bn of senior unsecured bonds from Santander UK Group Holdings plc as Internal MREL compliant, secondary non-preferential debt to Santander UK plc as the ring-fenced bank.
Key capital ratios

	2021	2020
	%	%
CET1 capital ratio	16.1	15.4
AT1	2.9	2.7
Grandfathered Tier 1	0.2	0.4
Tier 2	2.7	2.7
Total capital ratio	21.9	21.2
The total subordination available to Santander UK plc bondholders was 21.9% (2020: 21.2%) of RWAs.
Return on assets - profit after tax divided by average total assets was 0.48% (2020: 0.16%).

2021 compared to 2020
CET1 capital ratio increased 70bps to 16.1%, largely due to lower RWAs and retained profit.
CET1 capital ratio includes a benefit of circa 20bps from the change in treatment of software assets outlined in the EBA technical standard on the prudential treatment of software assets. The PRA have outlined in Policy Statement PS17/21 on the implementation of Basel Standards that this treatment will fall away at the start of 2022 and software assets will instead be fully deducted from CET1 capital from that date.
Total capital ratio increased by 70bps to 21.9%, with lower RWA and retained profits offsetting the reduction in capital securities in issue and the increased effect from January 2021 of the CRD IV Grandfathering Cap rules that reduce the recognition of grandfathered capital instruments issued by Santander UK plc.
Regulatory capital resources (audited)
This table shows our qualifying regulatory capital:

	2021	2020
	£m	£m
CET1 capital	10,820	11,057
AT1 capital	2,119	2,281
Tier 1 capital	12,939	13,338
Tier 2 capital	1,816	1,909
Total regulatory capital(1)	14,755	15,247
(1)    Capital resources include a transitional IFRS 9 benefit at 31 December 2021 of £21m(2020: £73m).
AT1 capital
These are preference shares and innovative/hybrid Tier 1 securities. None of the instruments we issued before 1 January 2014 fully meet the CRD IV AT1 capital rules, which apply from that date. The instruments contribution to Tier 1 capital has been phased out by CRD IV rules as at the end of 2021. The £750m Fixed Rate Reset Perpetual AT1 Capital Securities (net of issuance costs), the £800m Perpetual Capital Securities and the £500m Perpetual Capital Securities we issued since then fully meet the CRD IV AT1 capital rules.
Tier 2 capital
These are fully CRD IV eligible Tier 2 instruments and grandfathered Tier 2 instruments whose recognition as capital has been phased out under CRD IV as at the end of 2021.
Risk-weighted assets
The tables below are consistent with our regulatory filings for 31 December 2021 and 31 December 2020.

	2021	2020
	£bn	£bn
Total RWAs	67.1	71.9